AFBA 5STAR FUNDS

(THE “TRUST”)

AFBA 5Star Small Cap Fund

AFBA 5Star Science & Technology Fund

(collectively, the “Funds”)

Institutional Series

Class I Shares

Advisory Series

Advisor Class Shares, Class B Shares and Class C Shares

Supplement dated June 26, 2009 to the Prospectuses dated July 31, 2008

This supplement provides new and additional information beyond that contained in the

Prospectuses and should be read in conjunction with the Prospectuses

Sub-Advisory Change

TrendStar Advisors, LLC (“TrendStar”) currently serves as the sub-adviser to all or a portion of the AFBA 5Star Small Cap Fund and the AFBA 5Star Science &Technology Fund. TrendStar has entered into an agreement to sell its mutual fund advisory business (the “Transaction”) to Scout Investment Advisors, Inc. (“Scout”) effective June 30, 2009. Scout is a subsidiary of UMB Financial Corporation. In connection with the Transaction, the TrendStar portfolio managers currently responsible for managing some or all of the Funds’ assets will join Scout.

As a result of the Transaction, the current sub-advisory agreement between the AFBA Investment Management Company, the Funds’ investment manager (the “Adviser”), and TrendStar relating to the Funds will terminate on June 30, 2009. The Adviser, therefore, recommended, and the Trust’s Board of Trustees approved, the appointment of Scout as sub-adviser to the Funds pursuant to an interim sub-advisory agreement between the Adviser and Scout (the “Interim Agreement”). The Interim Agreement is effective July 1, 2009. The Board of Trustees also approved a proposed sub-advisory agreement between the Adviser and Scout for each Fund (the “Sub-advisory Agreement”). The Sub-advisory Agreement will be submitted to the Funds’ shareholders for approval. Effective July 1, 2009, Messrs. Laming and McBride, as portfolio managers for Scout, will begin managing the Funds’ assets pursuant to the Interim Agreement.

The Prospectuses are hereby amended to delete all references to TrendStar as a current sub-adviser to the Funds.

Effective July 1, 2009, the following replaces the information relating to TrendStar for the Small Cap Fund portion of the section entitled “Manager and Sub-Advisers” in the Prospectuses:

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For the AFBA 5Star Small Cap Fund, Scout Investment Advisors, Inc. (“Scout”), located at 1010 Grand Boulevard, Kansas City, MO 64106, serves as one of the sub-advisers to the Fund. The assets of the Fund’s portfolio are allocated to Scout as determined by the Manager. Scout had approximately $5.2 billion in assets under management as of May 31, 2009.

The Scout investment team managing the AFBA 5Star Small Cap Fund is comprised of Thomas W. Laming and James R. McBride, who are both jointly and primarily responsible for the day-to-day management of Scout’s portion of the AFBA 5Star Small Cap Fund.

Thomas W. Laming is a member of the equity management team of Scout with over 17 years of investment experience, including positions in portfolio management and research. Prior to joining Scout, he was a co-founder and principal of TrendStar Advisors, LLC (“TrendStar”). Prior to co-founding TrendStar, he spent 10 years with Kornitzer Capital Management, Inc. as Senior Vice President and was the Buffalo Funds’ Chief Equity Strategist and Co-Lead Portfolio Manager for the Buffalo Small-Cap, Mid-Cap, Large-Cap, and USA Global Funds and the sole Manager of the Buffalo Science & Technology Fund. He was formerly a Technology Analyst with Waddell and Reed, and prior to entering investment management, he was a spacecraft design engineer with Martin Marietta (now Lockheed Martin) in Denver, Colorado, and with TRW (now Northrop Grumman) in Houston, Texas and Redondo Beach, California.

James R. McBride is a member of the equity management team of Scout with over 16 years of finance and investment experience. Prior to joining Scout, he was a co-founder and principal of TrendStar. Prior to co-founding TrendStar, he was with Kornitzer Capital Management, Inc. as a Vice President and Research Analyst for 3 years. Prior to joining Kornitzer Capital Management, Inc. he served as Project Manager in corporate finance with Agilent Technologies and Hewlett Packard. He is also a 1986 graduate of the General Electric Manufacturing Management Program for Manufacturing Engineers.

Effective July 1, 2009, the following replaces the AFBA 5Star Science & Technology Fund portion of the section entitled “Manager and Sub-Advisers” in the Prospectuses:

•

For the AFBA 5Star Science & Technology Fund, Scout manages the entire portfolio. The investment team managing the AFBA 5Star Science & Technology Fund is comprised of Thomas W. Laming and James R. McBride, who are jointly and primarily responsible for the day-to-day management of the Fund.

The respective biographical information of the team members managing the AFBA 5Star Science & Technology Fund can be found under the information for the AFBA 5Star Small Cap Fund.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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